SCHEDULE OF SUPPLEMENTAL BALANCE SHEET INFORMATION (Details) - USD ($)	Jun. 30, 2025	Jun. 30, 2024
Leases
Operating lease right-of-use assets, net	$ 13,166,788	$ 16,325,988
Operating lease liabilities - current	197,130	2,352,482
Operating lease liabilities - non-current	10,952,491	10,938,477
Total operating lease liabilities	$ 11,149,621	$ 13,290,959